THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (SECTION 230.901 THROUGH 230.905, AND PRELIMINARY NOTES) PROMULGATED UNDER THE ACT. HOLDER MAY NOT ENGAGE IN HEDGING TRANSACTIONS WITH REGARD TO THE SECURITIES REPRESENTED HEREBY UNLESS IN COMPLIANCE WITH THE ACT.

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE ACT AND THIS WARRANT MAY NOT BE EXERCISED BY ANY U.S. PERSON UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FOR SUCH REGISTRATION IS AVAILABLE.


No. W - C1                                       Warrant to Purchase
Date of Issuance: As of July 25, 2000 400,000 Shares of Series C Preferred Stock
                                               (subject to adjustment)

                       WARRANT TO PURCHASE PREFERRED STOCK
                                       OF
                                 DELTAGEN, INC.

          This certifies that, for value received, The Association for Research at the Institut de Genetique et de Biologie Moleculaire et Cellulaire ("Holder") is entitled, subject to the terms and conditions set forth below, to purchase from Deltagen, Inc. (the "Company"), in whole or in part 400,000 fully paid and nonassessable shares (the "Warrant Shares") of Series C Preferred Stock, par value $.001 per share, (the "Preferred Stock") of the Company at a purchase price per share equal to $3.58 per share (the "Exercise Price"). The number, character and Exercise Price of such Warrant Shares are subject to adjustment as provided below and all references to "Warrant Shares" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments. The term "Warrant" as used herein shall mean this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

          This Warrant is being issued in connection with services to be provided to the Company pursuant to that certain consulting agreement between the Company and the Holder, dated as of March 15, 2000 (the "Consulting Agreement").

         1. TERM OF WARRANT. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the four month anniversary of the Commencement Date (as defined below) of the first project under the Consulting Agreement and ending at 5:00 p.m., Pacific time, on the earliest of the following: (i) the closing of a merger, consolidation or other reorganization of the Company pursuant to which the stockholders of the Company hold less than 50% of the voting securities of the surviving entity, or a sale of all or substantially all of the assets of the Company; or (ii) the third anniversary of the date hereof, and shall be void thereafter (the "Exercise Period"). The "Commencement Date" shall mean the date upon which Holder commences work on the first project to be undertaken by Holder for the Company as jointly agreed in writing as provided for under the Consulting Agreement (the "First Project"). Holder shall provide written notice to the Company of the commencement of work on such First Project.

         2. EXERCISE OF WARRANT.

         (a) CASH EXERCISE. This Warrant may be exercised by the Holder by (i) the surrender of this Warrant to the Company, with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) during the Exercise Period and (ii) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier's check, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America. The Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Holder as promptly as practicable, and in any event within 10 days, thereafter. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Holder shall be deemed to be the record holder of such Warrant Shares.

         (b) NET ISSUE EXERCISE. In lieu of exercising this Warrant pursuant to
Section 2(a), this Warrant may be exercised by the Holder by the surrender of this Warrant to the Company, with a duly executed Exercise Form marked to reflect Net Issue Exercise and specifying the number of shares of Preferred Stock to be purchased, during normal business hours on any Business Day during the Exercise Period. The Company agrees that such shares of Preferred Stock shall be deemed to be issued to the Holder as the record holder of such shares of Preferred Stock as of the close of business on the date on which this Warrant shall have been surrendered as aforesaid. Upon such exercise, the Holder shall be entitled to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant to the Company together with notice of such election in which event the Company shall issue to Holder a number of shares of Preferred Stock computed as of the date of surrender of this Warrant to the Company using the following formula:


                  X = Y(A-B)
                     -------
                        A

       Where      X =      the number of shares of Preferred Stock to be issued
                           to Holder under this Section 2(b);

                  Y = the number of shares of Preferred Stock otherwise purchasable under this Warrant (as adjusted to the date of such calculation);

                  A = the fair market value of one share of the Preferred Stock at the date of such calculation;

                  B = the Exercise Price (as adjusted to the date of such calculation).

         (c) FAIR MARKET VALUE. For purposes of Section 2(b), the fair market value of one share of the Company's Preferred Stock shall be the price per share which the Company could obtain from a willing buyer for the shares sold by the Company from authorized but unissued shares, as such price shall be determined in good faith by the Board of Directors of the Company.

         (d) EFFECTIVE TIME OF EXERCISE. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Preferred Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

         3. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the product of the Exercise Price multiplied by such fraction.

         4. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement, with surety if reasonably required, in an amount reasonably satisfactory to the Company, or in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

         5. NO RIGHTS AS STOCKHOLDER. Subject to Sections 8 and 10 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Preferred Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

         6. TRANSFER OF WARRANT. Neither this Warrant nor any of the rights, interests or obligations hereunder may be transferred or assigned in whole or in part.

         7. RESERVATION OF STOCK. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Preferred Stock a sufficient number of shares to provide for the issuance of Preferred Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Amended and Restated Certificate of Incorporation (the "Restated Articles") to provide sufficient reserves of shares of Preferred Stock issuable upon exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

         8. NOTICES.

         (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 10 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be transmitted by telex or facsimile, or mailed (by firstclass mail, postage prepaid) to the Holder of this Warrant.

         (b) IN CASE:

                  (i) the Company shall take a record of the holders of its Preferred Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution;

                  (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

                  (iii) of any voluntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will transmit by telex or facsimile, or mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution, and stating the amount and character of such dividend, distribution or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Preferred Stock shall be entitled to exchange their shares of Preferred Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least seven business (7) days prior to the date therein specified.

         (c) All such notices, advices and communications shall be deemed effectively delivered upon deposit with a nationally recognized overnight courier or upon transmission by facsimile (upon receipt of appropriate confirmation of successful transmission).

         9. AMENDMENTS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing executed by the Company and the Holder.

         10. ADIUSTMENTS. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

         (a) STOCK CONVERSION OF PREFERRED STOCK. Should all of the Company's Series C Preferred Stock, at any time prior to the expiration of this Warrant, converted into shares of the Company's Common Stock in accordance with the Company's Restated Certificate, then this Warrant shall immediately become exercisable for that number of shares of the Company's Common Stock equal to the number of shares of the Common Stock that would have been received if this Warrant had been exercised in full and the Preferred Stock received thereupon had been simultaneously converted immediately prior to such event, and the Exercise Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Exercise Price of the maximum number of shares of Preferred Stock for which this Warrant was exercisable immediately prior to such conversion, by (y) the number of shares of Common Stock for which this Warrant is exercisable immediately after such conversion. For purposes of the foregoing, the "Restated Certificate" shall mean the Certificate of Incorporation of the Company as amended and/or restated and effective immediately prior to the conversion of all of the Company's Series C Preferred Stock.

         (b) RECLASSIFICATION, ETC. If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter .represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 10. No adjustment shall be made pursuant to this Section 10 (b), upon any conversion of the Preferred Stock which is the subject of Section 10 (a).

         (c) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, then (i) in the case of a split or subdivision, the Exercise Price for such securities shall be proportionately decreased and the securities issuable upon exercise of this Warrant shall be proportionately increased, and
(ii) in the case of a combination, the Exercise Price for such securities shall be proportionately increased and the securities issuable upon exercise of this Warrant shall be proportionately decreased.

         (d) ADJUSTMENTS FOR DIVIDENDS IN STOCK OR OTHER SECURITIES OR PROPERTY. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 10.

         (e) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment pursuant to this Section 10, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

         (f) NO IMPAIRMENT. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 10 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Warrant against impairment.

         11. MISCELLANEOUS.

         (a) This Warrant shall constitute a contract under the laws of the State of Delaware and for all purposes shall be construed in accordance with and governed by the laws of said state, without regard to the conflicts of law provisions thereof.

         (b) In the event of a dispute with regard to the interpretation of this Warrant, the prevailing party may collect the cost of attorney's fees, litigation expenses or such other expenses as may be incurred in the enforcement of the prevailing party's rights hereunder.

         (c) This Warrant shall be exercisable as provided for herein, except that in the event that the expiration date of this Warrant shall fall on a Saturday, Sunday and or United States federally recognized Holiday, this expiration date for this Warrant shall be extended to 5:00 p.m. Pacific time on the business day following such Saturday, Sunday or recognized Holiday.

         IN WITNESS WHEREOF, DELTAGEN, INC. has caused this Warrant to be executed by its officers thereunto duly authorized.

          Date:  July 25, 2000

                                     COMPANY:

                                     DELTAGEN, INC.



                                     By  /s/ Augustine Yee
                                       ----------------------------------------

                                      Name:  Augustine Yee
                                           ------------------------------------
                                      Title:   Vice President
                                            -----------------------------------


         The undersigned Holder hereby certifies to the Deltagen, Inc. as follows:

         1. Holder is not a U.S. person and is not acquiring the Warrant or Series C Preferred Stock issuable upon exercise of the Warrant (or Common Stock issuable upon conversion of such Series C Preferred Stock) (collectively, the "Securities") for the account or benefit of any U.S. person.
          2. Holder will resell such Securities only in accordance with the provisions of Regulation S promulgated under the Securities Act of 1933, as amended (the "Act"), pursuant to an available exemption from the registration requirements of the Act, or pursuant to registration under the Act.

          3. Holder will not engage in hedging transactions with regard to the Securities unless in compliance with the Act.

                                  HOLDER:

                                  THE ASSOCIATION FOR RESEARCH AT INSTITUT DE
                                  GENETIQUE ET DE BIOLOGIE MOLECULAIRE ET
                                  CELLULAIRE


                                  BY:   Pierre Chambon
                                     ------------------------------------------
                                  Name:  Professor Pierre Chambon
                                       ----------------------------------------
                                  Title:   President
                                        ---------------------------------------

                                  Address:     Parc d'innovation
                                               1, rue Laurant Fries
                                               67404 ILLKIRCH
                                               c.u. de Strasbourg, FRANCE

                               NOTICE OF EXERCISE


To: DELTAGEN, INC.

         (1) The undersigned hereby elects to purchase ______________ shares of Series C Preferred Stock of DELTAGEN, INC., pursuant to the terms of the attached Warrant, and ____ tenders herewith payment of the purchase price for such shares in full or ____ elects to exercise such Warrant pursuant to the net issue exercise provisions provided for in Section 2(b) thereof (PLEASE CHECK THE APPROPRIATE FORM OF PAYMENT).


         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that (A) the undersigned is not a U.S. person and this Warrant is not being exercise on behalf of a U.S. person and (B) the shares of Series C Preferred Stock and/or other securities to be issued upon exercise thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and (C) the undersigned will not offer, sell or otherwise dispose of any such shares of Preferred Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

         (3) Please issue a certificate or certificates representing said shares of Series C Preferred Stock in the name of the undersigned or in such other name as is specified below, which persons are not U.S. persons:


                                        -----------------------------------
                                                    (Name)

                                        -----------------------------------
                                                    (Name)



         (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned:


                                        -----------------------------------
                                                    (Name)


-----------------------------------     -----------------------------------
             (Date)                              (Signature)